GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares

of the

Goldman Sachs High Quality Floating Rate Fund

(the “Fund”)

Supplement dated May 1, 2013 to the

Prospectus dated April 30, 2013 (the “Prospectus”)

Effective immediately, the Fund’s Prospectus is modified as follows:

The following replaces in its entirety the third bullet point in the “Service Providers—Fund Managers” section of the Prospectus:

¢	As of December 31, 2012, the team had assets under management of approximately $329.4 billion in municipal and taxable fixed income assets for retail, institutional and high net worth clients.

This Supplement should be retained with your Prospectus for future reference.

VITHQSFMSTK 05-13